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                                                                EXHIBIT NO. 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the incorporation by reference in Primark Corporation's Registration Statement Nos. 2-92579, 33-77751, 33-23876, 33-6009, 33-49132 and
33-49134 on Form S-8 of our report dated February 8, 1996, incorporated by reference in the Annual Report on Form 10-K of Primark Corporation for the year ended December 31, 1995.

/s/ DELOITTE & TOUCHE LLP
Deloitte & Touche LLP

Boston, Massachusetts
March 29, 1996